Other reserves and translation reserve	12 Months Ended
Dec. 31, 2024
Other reserves and translation reserve
Other reserves and translation reserve

24 Other reserves and translation reserve

	Total 2023 GBPm	Translation reserve 2024 GBPm	Hedge reserve 2024 GBPm	Other reserves 2024 GBPm	Total 2024 GBPm
At start of year	2,394	392	27	1,761	2,180
Profit attributable to shareholders	1,781	-	-	1,934	1,934
Dividends paid	(1,059)	-	-	(1,121)	(1,121)
Actuarial (losses)/gains on defined benefit pension schemes	(75)	-	-	43	43
Fair value movements on cash flow hedges	29	-	11	-	11
Transfer to profit from cash flow hedge reserve	18	-	(20)	-	(20)
Tax recognised in other comprehensive income	7	-	3	(11)	(8)
Exchange differences on translation of foreign operations	(285)	175	-	-	175
Cancellation of shares	(673)	-	-	(850)	(850)
Increase in share based remuneration reserve (including tax)	77	-	-	79	79
Settlement of share awards	(34)	-	-	(53)	(53)
Acquisition of non‐controlling interests	-	-	-	(44)	(44)
At end of year	2,180	567	21	1,738	2,326

The closing balance of other reserves in the consolidated statement of changes in equity of £1,759m (2023: £1,788m) is comprised of the hedge reserve £21m (2023: £27m); and other reserves £1,738m (2023: £1,761m).

Other reserves principally comprise retained earnings and the share based remuneration reserve. Movements in reserves during the period include the effects of profits generated during the period, share repurchases, changes in exchange rates and other items. Dividends paid during 2024 were £1,121m (2023: £1,059m). Refer to note 13 for further details.

29m (2023: 31m) ordinary shares held in treasury were cancelled resulting in a transfer of £850m between other reserves and shares held in treasury.

The increase of £175m in the translation reserve is due to the net effect of changes in exchange rates during the period which decreased net debt by £46m and increased assets (net of other liabilities) by £129m.